C O N T E N T S

F-1	Auditor's Report
F-2	Balance Sheets
F-3	Statements of Operations
F-4	Statements of Stockholders’ Equity (Deficit)
F-5	Statements of Cash Flows
F-6	Notes to the Financial Statements

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
World Series Of Golf Inc.

We have audited the accompanying balance sheet of World Series Of Golf Inc. as of the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Series Of Golf Inc. as of the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005 and the results of its operations and its cash flows for the nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company does not have significant cash or other current assets nor does it have an established source of revenues sufficient to cover its operating costs, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
Moore & Associates Chartered
Las Vegas, Nevada
December 19, 2007

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

WORLD SERIES OF GOLF, INC.
Balance Sheets

ASSETS

	September 30, 2007	December 31, 2006	December 31, 2005

CURRENT ASSETS

Cash	$69,903	$298,934	$1,091
Accounts receivable	195,540	-	-
Inventory	-	-	370

Total Current Assets	265,443	298,934	1,461

FIXED ASSETS, net	199,271	9,361	-

TOTAL ASSETS	$464,714	$308,295	$1,461

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$285,315	$-	$-
Other current liabilities	54,500	28,705	-

Total Current Liabilities	339,815	28,705	-

LONG-TERM LIABILITIES

Notes payable to shareholder	985,572	-	-

Total Libilities	1,325,387	28,705	-

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock; 50,000,000 shares authorized,at $0.001 par value, 7,200,000 and 4,550,000 shares issued and outstanding, respectively	7,200	4,550	3,000
Additional paid-in capital	7,265,800	1,968,450	(1,000)
Stock subscription receivable	(2,000,000)	-	-
Accumulated deficit	(6,133,673)	(1,693,410)	(539)

Total Stockholders' Equity (Deficit)	(860,673)	279,590	1,461

TOTAL LIABILITIES AND STOCKHOLDER EQUITY (DEFICIT)	$464,714	$308,295	$1,461

The accompanying notes are an integral part of these financial statements.

WORLD SERIES OF GOLF, INC.
Statements of Operations

	For the Nine Months Ended September 30,	For the Years Ended December 31,
	2007	2006	2005

REVENUES	$1,169,544	$869,030	$-

COST OF SALES	567,101	86,930	-

GROSS PROFIT	602,443	782,100	-

EXPENSES

Management fees	468,334	299,160	-
Depreciation and amortization	35,165	648	-
Sponsor expenses	390,000	870,000	-
Professional fees	320,381	-	-
General and administrative	3,828,826	1,305,163	539

Total Expenses	5,042,706	2,474,971	539

OPERATING LOSS	(4,440,263)	(1,692,871)	(539)

OTHER INCOME (EXPENSES)

Total Other Income
(Expenses)	-	-	-

NET LOSS	$(4,440,263)	$(1,692,871)	$(539)

BASIC LOSS PER SHARE	$(0.76)	$(0.56)	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	5,875,000	3,025,000	1,500,000

The accompanying notes are an integral part of these financial statements.

WORLD SERIES OF GOLF, INC.
Statements of Stockholders' Equity (Deficit)

	Common Stock Shares Amount		Additional Paid-in Capital	Stock Subscription Receivable	Accumulated Deficit

Balance, December 31, 2004	-	$-	$-	$-	$-

Common stock issued for cash at $0.001 per share	3,000,000	3,000	(1,000)	-	-

Net loss for the year ended December 31, 2005	-	-	-	-	(539)

Balance, December 31, 2005	3,000,000	3,000	(1,000)	-	(539)

Common stock issued for cash at $0.75 per share	472,000	472	839,528	-	-

Common stock issued for cash at $1.50 per share	560,000	560	353,440	-	-

Common stock issued for services at $1.50 per share	518,000	518	776,482	-	-

Net loss for the year ended December 31, 2006
	-	-	-	-	(1,692,871)
Balance, December 31, 2006	4,550,000	4,550	1,968,450	-	(1,693,410)

Common stock issued for cash at $2.00 per share	1,887,000	1,887	3,772,113	(2,000,000)	-

Common stock issued forservices at $2.00 per share	763,000	763	1,525,237	-	-

Net loss for the nine month period ended September 30, 2007	-	-	-	-	(4,440,263)

Balance, September 30, 2007	7,200,000	$7,200	$7,265,800	$(2,000,000)	$(6,133,673)

The accompanying notes are an integral part of these financial statements.

WORLD SERIES OF GOLF, INC.
Statements of Cash Flows

	For the Nine Months Ended September 30,	For the Year Ended December 31,
	2007	2007	2005

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(4,440,263)	$(1,692,871)	$(539)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	35,165	648	-
Common stock issued for services	1,526,000	777,000	-
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	(195,540)	-	-
(Increase) decrease in inventory	-	370	(370)
Increase (decrease) in accounts payable	285,315	-	-
Increase (decrease) in other current liabilities	25,795	28,705	-

Net Cash Used by Operating Activities	(2,763,528)	(886,148)	(909)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets	(225,075)	(10,009)	-

Net Cash Used in Investing Activities	(225,075)	(10,009)	-

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in note payable - related party	985,572	-	-

Net Cash Provided by Financing Activities	2,759,572	1,194,000	2,000

NET DECREASE IN CASH	(229,031)	297,843	1,091

CASH AT BEGINNING OF PERIOD	298,934	1,091	-

CASH AT END OF PERIOD	$69,903	$298,934	$1,091

SUPPLEMENTAL DISCLOSURES OFCASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

WORLD SERIES OF GOLF, INC.
Notes to the Financial Statements
September 30, 2007 and December 31, 2006

NOTE 1 -      ORGANIZATION AND HISTORY

World Series of Golf, Inc. (the Company) was incorporated in December 9, 2003 in the State of Nevada. The Company is engaged in operating a number of golf related events under the World Series of Golf banner.

NOTE 2 -      SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

b.  Basic Income Per Share

For the Nine Months Ended September 30, 2007

Income (Numerator)	Shares (Denominator)	Per Share Amount
$(4,440,263)	5,875,000	$(0.76)

For the Year Ended December 31, 2006

Income (Numerator)	Shares (Denominator)	Per Share Amount
$(1,692,871)	3,025,000	$(0.56)

           The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding at the date of the financial statements. There are no common stock equivalents outstanding.

                    c.  Estimates

                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

d.  Fair Value of Financial Instruments

As at September 30, 2007, the fair value of cash and accounts and advances payable, including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

e.  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands

WORLD SERIES OF GOLF, INC.
Notes to the Financial Statements
September 30, 2007 and December 31, 2006

NOTE 2 -   SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.  Recently Issued Accounting Pronouncements (Continued)

disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

In June 2006, the Financial Accounting Standards Board  issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006.  The Company does not expect the adoption of FIN 48 to have a material impact on its financial reporting, and the Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

          In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable, and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company’s financial condition or results of operations.

WORLD SERIES OF GOLF, INC.
Notes to the Financial Statements
September 30, 2007 and December 31, 2006

NOTE 2 -   SIGNIFICANT ACCOUNTING POLICIES (Continued)

f.   Concentration of Risk

                        Cash - The Company at times may maintain a cash balance in excess of insured limits. At December 31, 2006, the Company has approximately $199,000 in excess of insured limits.

g.  Revenue Recognition

                       The Company recognizes revenues from its golf events upon completion of the event when all commitments to the participants have been fulfilled.

h.  Accounts Receivable

                       Accounts receivable are carried at the expected net realizable value. The allowance for doubtful accounts is based on management's assessment of the collectibility of specific customer accounts and the aging of the accounts receivables.  If there were a deterioration of a major customer's creditworthiness, or actual defaults were higher than historical experience, our estimates of the recoverability  of the amounts  due to us could be  overstated,  which  could have a negative impact on operations.
i.  Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

j.	Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation is computed straight-line over periods ranging from three to five years.

k.	Income Taxes

                           The Company follows Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“SFAS No. 109”) for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.

WORLD SERIES OF GOLF, INC.
Notes to the Financial Statements
September 30, 2007 and December 31, 2006

NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

k.  Income Taxes (Continued)

Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

As of September 30, 2007, the Company had net operating loss carryovers of approximately $3,830,673 which expire in 2027. The potential tax benefit of the loss carryover of $1,302,429 has been offset in full by a valuation allowance due to the uncertainty of future taxable earnings.

The income tax provision differs from the amount of income tax determined by applying U.S. federal and state income tax rates of 39% to pretax income for the years ended December 31, 2006 and 2005 due to the following:

	September 30, 2007	December 31, 2006

Book loss	$(1,509,689)	$(575,576)
Common stock issued for services	518,840	264,180
Valuation allowance	990,849	311,396
	-	-

NOTE 3 – GOING CONCERN
The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company does not have significant cash or other current assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.  The Company intends to raise additional capital to expand the number of golf events it holds and thereby increase its revenues.  When and if these activities provide sufficient revenues it would allow it to continue as a going concern. In the interim the Company is working toward raising operating capital through the private placement of its common stock or debt instruments.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations.  The accompanying financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern.